National Health Investors

Q4 2022 Supplemental



NHI
NATIONAL HEALTH INVESTORS

TABLE OF CONTENTS

COMPANY	
COMPANY INFORMATION & LEADERSHIP	02
PORTFOLIO	
PORTFOLIO OVERVIEW	03
REAL ESTATES INVESTMENTS	04
SENIOR HOUSING OPERATING PORTFOLIO	05
OPERATING PARTNERS	06
EBITDARM LEASE COVERAGE	07
PURCHASE OPTIONS & LEASE MATURITIES	08
INVESTMENTS	
INVESTMENT RATIONALE	09
RECENT INVESTMENTS	10
CAPITALIZATION	
CAPITALIZATION OVERVIEW	11
CAPITAL STRUCTURE	12
DEBT MATURITIES	13
SELECT DEBT COVENANTS	14
FINANCIAL	
FINANCIAL PROFILE	15
PERFORMANCE	16
BALANCE SHEETS	17
STATEMENTS OF INCOME	18
FFO & FAD RECONCILIATION	19
ADJUSTED EBITDA RECONCILIATION	20
NOI RECONCILIATIONS	21-22
DISPOSITIONS	23
DEFERRALS & ABATEMENTS	24
GLOSSARY	
GLOSSARY	25-26

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants; the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2022. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended December 31, 2022.

COVER: SILVERADO FREDERICK MEMORY CARE COMMUNITY IS A 60-UNIT MEMORY CARE COMMUNITY OPERATED BY SILVERADO SENIOR LIVING IN FREDERICK, MD.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), National Health Investors, Inc. (NYSE: NHI) is a real estate investment trust specializing in sale-leasebacks, joint-ventures, senior housing operating partnerships, and mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent living, assisted living and memory care communities, entrance-fee retirement communities, skilled nursing facilities, and specialty hospitals.



ERIC MENDELSOHN

President & CEO



KRISTIN S. GAINES

Chief Transaction Officer



KEVIN PASCOE

Chief Investment Officer



JOHN SPAID

Chief Financial Officer



DAVID TRAVIS

Chief Accounting Officer



MICHELLE KELLY

SVP, Investments



DANA HAMBLY

VP, Finance & IR

ANALYST COVERAGE

Aaron Hecht, JMP Securities
Juan Sanabria, BMO Capital Markets
Austin Wurschmidt, KeyBanc Capital Markets
Michael Lewis, Truist Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Steve Manaker, Stifel
Tayo Okusanya, Credit Suisse

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW



AS OF FEBRUARY 21,2023

105 SENIOR HOUSING

73 SKILLED NURSING

1 SPECIALTY HOSPITAL

15 SHOP

Portfolio (DOLLARS IN THOUSANDS)	Properties	Units	Investment	Adjusted NOI[1]	Annualized	% of Total
Triple Net						
Senior Housing	94	8,549	$ 1,791,034	$ 35,448	$ 123,916	52.3%
Skilled Nursing	65	8,653	557,996	20,603	82,412	34.8%
Specialty Hospital	1	64	40,250	877	3,508	1.5%
Mortgages and Other Notes Receivable						
Senior Housing	9	812	118,253	2,270	9,080	3.8%
Skilled Nursing	8	797	46,323	469	1,876	0.8%
Other			83,903	2,203	8,236	3.5%
Senior Housing Operating	15	1,732	338,067	1,949	7,797	3.3%
Total	**192**	**20,607**	**$ 2,975,826**	**$ 63,819**	$ 236,825	100%

[1] *Adjusted segment NOI includes the impact of assets held for sale, and disposals and loan payoffs during the quarter. The annualized impact excludes these items.*

PARTNERS[2]


HOSPITAL & OTHER 5%
SHOP 3%
DISCOVERY 3%
LCS 4%
NHC 16%
ENSIGN 11%
OTHER SH 13%
OTHER SNF 4%
HSM 5%
BICKFORD 14%
SLC 22%

ASSET CLASS[2]


OTHER INCOME 3%[3]
SHOP 3%
INDEPENDENT LIVING 3%
SENIOR LIVING CAMPUS 5%
SKILLED 36%
ASSISTED LIVING 22%
SPECIALTY HOSPITAL 1%
ENTRANCE FEE 27%

[2] *Based on annualized adjusted NOI of $236.8 million for contracts in place at December 31, 2022.*
[3] *Other Income consists primarily of revenue from non-mortgage notes receivable.*

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	Q4 2022 NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	Q4 2022 Adjusted NOI	Annualized Adjusted NOI
Leases								
Senior Housing - Need Driven								
Assisted Living	66	3,621	$ 8,823	$ (2,234)[1]	$ 11,057	$ 78	$ 11,135	$ 44,540
Senior Living Campus	10	1,359	(663)	(3,664)[1]	3,001		3,001	12,004
Total Senior Housing - Need Driven	76	4,980	8,160	(5,898)	14,058	78	14,136	56,544
Senior Housing - Discretionary								
Independent Living	7	862	2,079	363	1,716		1,716	6,864
Entrance-Fee Communities	11	2,707	15,458	331	15,127		15,127	60,508
Total Senior Housing - Discretionary	18	3,569	17,537	694	16,843		16,843	67,372
Total Senior Housing	94	8,549	25,697	(5,204)	30,901	78	30,979	123,916
Medical Facilities								
Skilled Nursing	65	8,653	20,340	(263)	20,603		20,603	82,412
Hospitals	1	64	1,022	145	877		877	3,508
Total Medical Facilities	66	8,717	21,362	(118)	21,480		21,480	85,920
Disposals and Held for Sale			4,061		4,061		4,061	—
Deferred Rent and Interest Collections			408		408		408	—
Total Leases	160	17,266	$ 51,528	$ (5,322)	$ 56,850	$ 78	$ 56,928	$ 209,836
Mortgages and Other Notes Receivable								
Senior Housing - Need Driven	8	564	$ 1,744		$ 1,744	(67)	$ 1,677	$ 6,708
Senior Housing - Discretionary	1	248	593		593		593	2,372
Skilled Nursing	8	797	475		475	(6)	469	1,876
Other Notes Receivable		—	2,066		2,066	(7)	2,059	8,236
Payoffs			144		144		144	—
Total Mortgage and Other Notes	17	1,609	$ 5,022		$ 5,022	$ (80)	$ 4,942	$ 19,192
Total Real Estate Investments			$ 56,550	$ (5,322)	$ 61,872	$ (2)	$ 61,870	$ 229,028

[1] *Includes a $7.9 million write-off of straight-line rent receivable related to two operators.*

SENIOR HOUSING OPERATING PORTFOLIO[1]

(DOLLARS IN THOUSANDS EXCEPT REVPOR)

Portfolio Overview [1]		Q4 2022 [3]		Q3 2022		Q2 2022[2]		Q1 2022		Q4 2021
Properties		15		15		15		15		15
Units		1,732		1,731		1,731		1,730		1,730
Occupancy		75.8%		76.9%		76.5%		77.7%		80.6%
RevPOR	$	2,994	$	3,010	$	3,018	$	3,013	$	3,029
Resident fees	$	11,791	$	12,013	$	11,992	$	12,144	$	12,680
Operating expenses		(9,253)		(8,639)		(8,513)		(7,604)		(7,490)
Management fees		(589)		(600)		(600)		(607)		(634)
NOI	$	1,949	$	2,774	$	2,879	$	3,933	$	4,556
NOI Margin		16.5%		23.1%		24.0%		32.4%		35.9%
Recurring capex	$	130	$	130	$	130		NA		NA

[1] Periods prior to Q2 2022 reflect operations under different management groups and are provided for illustrative purposes.
[2] NOI includes $0.3 million in transition costs.
[3] NOI includes $0.1 million in transition costs.

INDUSTRY PARTNERS

		OWNERSHIP	MARKET FOCUS	% OF NOI[1]
SENIOR LIVING COMMUNITIES	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	EFC	22%
NHC National Healthcare Corporation	NHC affiliates operate for themselves and third parties 68 skilled nursing facilities with 8,726 beds. NHC affiliates also operate 23 assisted living communities with 1,181 units, five independent living communities with 475 units, three behavioral health hospitals, 35 homecare agencies, and 29 hospice agencies.	Public	SNF/SH	16%
Bickford	Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SH	14%
ENSIGN GROUP	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	11%
HSM	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	5%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SH	4%
DISCOVERY Senior Living	For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SH	3%
Prestige Care, Inc. Prestige Senior Living, L.L.C.	Prestige Care operates a family of more than 80 senior communities throughout the western United States. Prestige Care provides a comprehensive senior service experience, offering assisted living, independent living, memory care, skilled nursing and rehabilitation. The company holds firm to a set of core values – respect, integrity, commitment and trust – that guide every aspect of its mission to personally touch lives every day.	Private	SH	3%
WATERMARK RETIREMENT COMMUNITIES	Headquartered in Tucson, Arizona, Watermark currently manages 72 communities in 22 states, including CCRCs, standalone independent living, assisted living, and memory care communities in addition to Medicare-certified rehabilitation and skilled nursing neighborhoods. Watermark has ownership interests in many of these assets, both on its own and through its development arm, The Freshwater Group.	Private	EFC	3%
SLM Senior Living Management Corporation	Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SH	1%

[1] *Based on annualized Adjusted NOI of $236.8 million for contracts in place at December 31, 2022*

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

PROPERTY TYPE	SHO	SNF	MEDICAL NON-SNF	TOTAL
Properties	100	68	1	169
3Q21	1.05x	2.75x	2.70x	1.66x
3Q22	1.17x	2.41x	2.51x	1.63x

PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	86	47	14	5	69	34
3Q21	0.87x	0.75x	1.31x	1.57x	2.75x	1.91x
3Q22	1.02x	0.96x	1.36x	1.69x	2.42x	2.03x

CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[2]
Properties	35	10	39
3Q21	3.94x	1.19x	1.00x
3Q22	2.98x	1.22x	1.09x

NHI SAME-STORE PORTFOLIO[3]

PROPERTY TYPE	SHO	SNF	TOTAL
Properties	97	67	164
3Q21	1.07x	2.76x	1.66x
3Q22	1.18x	2.41x	1.62x

PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	84	45	13	4	67	32
3Q21	0.87x	0.76x	1.34x	1.75x	2.76x	1.84x
3Q22	1.03x	0.97x	1.37x	1.78x	2.41x	1.97x

CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[2]
Properties	35	10	39
3Q21	3.94x	1.19x	1.00x
3Q22	2.98x	1.22x	1.09x

NHI DISPOSITIONS

PROPERTY TYPE	LEGACY SHO	SHO DISPOSITIONS	SHO	LEGACY TOTAL	TOTAL DISPOSITIONS	TOTAL
Properties	118	18	100	192	23	169
3Q21	1.00x	0.62x	1.05x	1.62x	1.29x	1.66x
3Q22	1.08x	0.41x	1.17x	1.58x	1.21x	1.63x

CUSTOMERS	LEGACY BICKFORD	BICKFORD DISPOSITIONS[4]	BICKFORD[2]
Properties	49	10	39
3Q21	0.90x	0.56x	1.00x
3Q22	0.91x	0.37x	1.09x

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months;

[1] 1NHC based on corporate-level Fixed Charge Coverage Ratio and includes 3 independent living facilities & excludes 7 sold SNF assets (4 in MA & 3 NH) during 3Q22.
[2] Excluding PPP funds received from 3Q21, SLC and Bickford coverage was 1.00x and 0.84x, respectively. SLC operates 9 discretionary CCRC properties and one need driven assisted living community. Bickford proforma coverage at the restructured lease amount would be 1.31x for 3Q22.
[3] Excludes properties that have transitioned operators in past 24 months and includes assets held for sale.
[4] Includes a transitioned property to another operator in NHI portfolio.

TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS)

ASSET TYPE	# OF PROPERTIES	LEASE EXPIRATION	1ST OPTION OPEN YEAR	OPTION TYPE	CURRENT CASH RENT ($)	% OF TOTAL[1]
SH	2	May 2035	2027	A	5,868	2.6%
SNF	1	September 2028	2028	B	501	0.2%
						2.8%

Option Type:

A. Greater of fixed base price or fair market value
B. Fixed base price

[1] *Based on Real Estate Investments adjusted NOI of $229.0 million for contracts in place at December 31, 2022.*

LEASE MATURITIES (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

	Properties	SH($)	SNF ($)	Other ($)	Total ($)
2023	2	—	3,136	—	3,136
2024	—	—	—	—	—
2025	1	553	—	—	553
2026	35	1,509	35,972	—	37,481
2027	3	12,432	—	—	12,432
2028	13	11,086	501	—	11,587
2029	29	55,628	14,201	—	69,829
2030	5	1,283	—	—	1,283
2031	3	4,790	—	—	4,790
2032	3	2,832	2,506	—	5,338
Thereafter	66	34,391	26,097	3,507	63,995

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

FOCUSED ON GROWING WITH OUR 29 OPERATING PARTNERS AND SELECT NEW CUSTOMERS

DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS

EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION

LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES

TARGET 60/40 EQUITY/DEBT FUNDING MIX

INVESTMENT STRUCTURE


SHOP
3%
NOTES
8%
LEASE
89%

INVESTMENT HISTORY* (DOLLARS IN MILLIONS)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
$101.5
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Existing Relationship
New Relationship
10-Year Treasury
WACY

*The average age of properties acquired since 2014 is **16.3 years.** The total portfolio average age is **25.5 years.**

RECENT INVESTMENTS

RECENT LEASE ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield		Total			Funded
Q4 2022										
Bickford Senior Living	SH	Lease	60/1	VA	8.00%	$	17,200	2	$	(17,200)
Q2 2022										
Encore Senior Living	SH	Lease	53/1	WI	7.25 %		13,300	3		(13,300)
						$	30,500		$	(30,500)
Q2 2021										
Vizion Health*	HOSP	Lease	64/1	OK	8.50 %		40,250			(40,250)
Navion Senior Solutions	SH	Lease	48/1	TN	7.50 %		6,600			(6,600)
						$	46,850		$	(46,850)

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield		Total		Funded		Remaining
Q4 2022											
Capital Funding Group	SNF	Corporate	N/A	N/A	7.25%	$	42,500	$	(42,500)	$	—
Q1 2022											
Encore Senior Living	SH	Construction Loan	108/1	WI	8.50%		28,500		(14,175)		14,325
						$	71,000	$	(56,675)	$	14,325
Q2 2021											
Montecito Medical*	MOB	Mezzanine Loan	N/A	N/A	9.50%[4]	$	50,000	$	(20,255)	$	29,745
Vizion-Health Brookhaven*		Corporate	N/A	N/A	8.50%		20,000		(20,000)		—
Navion Senior Solutions		Corporate	N/A	N/A	8.00%		3,600		(3,600)		—
						$	73,600	$	(43,855)	$	29,745
Other Loan and Development Commitments											
Encore Senior Living	SH	Construction Loan	110/1	WI	8.50%	$	22,200	$	(22,200)	$	—
Bickford Senior Living	SH	Construction Loan	64/1	VA	9.00%		14,200		(14,153)		47
Watermark Retirement	EFC	Working Capital Note	420/2	CT	7.50%		5,000		(1,976)		3,024
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%		5,000		—		5,000
Bickford Senior Living	SH	Construction Loan	64/1	MI	9.00%		14,700		(14,700)		—
Senior Living Communities	SH	Revolving Credit	N/A	N/A	8.00%		20,000		(15,847)		4,153
Watermark	EFC	Renovation	420/2	CT	7.50%		6,500		(5,959)		541
Navion Senior Solutions	SH	Renovation	48/1	TN	8.00%		3,500		(1,062)		2,438
Others	N/A	Various	N/A	N/A	Various		4,550		(1,300)		3,250

**Indicates new relationship*
[1]Building count excludes renovations.
[2]Acquisition was partially funded with the cancellation of a $14.0 million construction loan and a reduction of $3.0 million in rent deferrals due from Bickford.
[3]Acquisition was partially funded with the cancellation of a $9.1 million second mortgage due from 41 Management.
[4]NHI can earn an additional 2.5% in interest based upon certain future capital events including asset sales and recapitalizations.

CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

Quarter Ended / As Of	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
Balance Sheet Data					
Gross cost of real estate assets	$ 2,729,898	$ 2,740,276	$ 2,780,302	$ 2,783,259	$ 2,894,548
Total assets	2,507,424	2,508,785	2,587,291	2,802,503	2,838,876
Total liabilities	1,217,518	1,182,140	1,174,303	1,313,706	1,321,893
Total noncontrolling interests	19,681	20,275	20,768	9,504	9,900
Total stockholder's equity attributable to NHI	1,270,225	1,306,370	1,392,220	1,479,293	1,507,083
Operating Data					
Total revenue	$ 70,669	$ 76,298	$ 59,899	$ 71,327	$ 69,668
Rental revenue - GAAP	53,764	59,394	39,982	64,559	60,907
Straight-line rents	(5,322)	2,476	(14,915)	1,079	2,414
Rental revenue - Cash	56,850	54,560	52,740	60,442	54,374
Net Operating Income	58,591	64,701	48,629	67,328	63,290
Adjusted EBITDA[1]	59,283	61,583	69,435	61,475	61,733
Funds Available for Distribution	44,712	47,378	56,279	52,669	45,911
Interest expense	12,445	11,412	10,862	10,198	12,282
General & administrative expense	4,875	4,744	5,049	8,101	3,202
Diluted common shares outstanding	43,393	44,403	45,719	45,851	45,851
NAREIT FFO per diluted common share	0.74	1.04	0.71	1.05	1.07
Normalized FFO per diluted common share	0.85	1.06	1.26	1.10	1.06
Capitalization					
Common shares outstanding at end of each period	43,389	43,389	44,655	45,851	45,851
Market value of equity at end of each period	$ 2,265,774	$ 2,452,780	$ 2,706,540	$ 2,705,668	$ 2,635,057
Total debt	1,147,511	1,114,999	1,104,495	1,249,043	1,242,883
Secured debt	76,649	76,748	76,844	76,939	77,038
Net debt	1,128,220	1,086,188	1,061,060	1,212,921	1,205,471
Total market capitalization, including net debt	3,393,994	3,538,968	3,767,600	3,918,589	3,840,528
Ratios					
Interest coverage ratio	4.8x	5.4x	6.4x	6.0x	5.0x
Fixed charge coverage ratio	4.8x	5.5x	6.6x	6.4x	5.2x
Net debt to adjusted EBITDA (annualized)	4.7x	4.5x	4.0x	4.9x	4.9x
Net debt as a percentage of market capitalization	33.2%	30.7x	28.2%	31.0%	32.9%
Total Debt / Gross Assets	36.8%	35.9x	34.7 %	36.9%	36.4%
Secured Debt / Gross Assets	2.5%	2.5x	2.4%	2.3%	2.3%
Dividend Information					
Regular dividends declared per common share	$ 0.90	$ 0.90	$ 0.90	$ 0.90	$ 0.90
Normalized FFO payout ratio per common share	105.9%	84.9%	71.4%	81.8%	84.9%
Dividends declared	$ 39,050	$ 39,050	$ 40,190	$ 41,266	$ 41,266
Normalized FFO payout ratio	105.5 %	82.7%	69.5%	81.9%	84.8%
Normalized FAD payout ratio	87.3 %	82.4%	71.4%	78.3%	89.9%
Shares repurchased	—	1,272	1,196	—	—
Gross repurchase amount	—	82,000	70,000	—	—
Portfolio Statistics					
Number of Properties	192	190	196	201	212

[1] *For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.*

CAPITAL STRUCTURE

DEBT[1]



UNSECURED, VARIABLE 24%
SECURED, FIXED 7%
UNSECURED, FIXED 69%

FIXED CHARGE COVERAGE



6.0x
5.4x
6.0x
5.5x
5.9x
2018
2019
2020
2021
2022

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)



BALANCE
AVAILABLE
$800
$700
$600
$500
$400
$300
$200
$100
$0
$550.0
$550.0
$700.0
$700.0
$658.0
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022

NET DEBT TO ADJUSTED EBITDA



4.5x
4.7x
4.7x
4.9x
4.7x[2]
2018
2019
2020
2021
2022

December 31, 2022		Amount	Rate[1]	% of Total	Maturity[3]
(dollars in thousands)					
Secured Debt					
Fixed Rate					
Secured Loans	$	76,649	3.96%	6.7%	2 years
Total Secured Debt	$	76,649			
Unsecured Debt					
Fixed Rate					
Private Placement		400,000	4.15%	34.5%	2 years
Public Bonds		400,000	3.00%	34.5%	8 years
Variable Rate					
Revolving Credit Facility		42,000	5.51%	3.6%	3 years
Term Loan		240,000	5.71%	20.7%	1 year
Total Unsecured Debt	$	1,082,000			
Subtotal		1,158,649	3.91%	100%	4 years
Note Discounts		(2,600)			
Unamortized Loan Costs		(8,538)			
Total Debt	$	1,147,511			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 18 for reconciliation*
[3] *Weighted average*

DEBT MATURITIES

DEBT SCHEDULE (DOLLARS IN THOUSANDS)

Financial Instrument		Amount Outstanding [1]	Interest Rate[2]	Fixed/ Variable	Maturity	Years to Maturity	Secured
Credit Facility							
$700MM Revolver (S + 105)	$	202,000	5.72%	Variable	Mar-26	3.2	No
Bank Term Loan (S + 125)		240,000	5.92%	Variable	Sep-23	0.6	No
$50MM Private Placement Term Loan		50,000	3.99%	Fixed	Nov-23	0.8	No
$75MM Private Placement Term Loan		75,000	3.93%	Fixed	Sep-24	1.6	No
$50MM Private Placement Term Loan		50,000	4.33%	Fixed	Nov-25	2.8	No
$100MM Private Placement Term Loan		100,000	4.51%	Fixed	Jan-27	3.9	No
$400MM Senior Unsecured Notes		400,000	3.00%	Fixed	Feb-31	8.0	No
Fannie Mae Term Loans		60,139	3.79%	Fixed	Apr-25	2.2	Yes
Fannie Mae Term Loan		16,478	4.60%	Fixed	Jul-25	2.4	Yes
Total Debt	$	1,193,617					
Weighted Average Interest Rate			4.39%			4.1	

[1] As of January 31, 2023.
[2] Variable rates based on 1-month term SOFR plus a 10 basis points spread adjustment as of January 31, 2023.

DEBT MATURITY SCHEDULE[1] (DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$290
$240
$50
$75
$75
$127
$77
$50
$700
$498
$202
$100
$100
$400
$400
2023
2024
2025
2026
2027
Thereafter

SELECT DEBT COVENANTS[1]

Credit Facility	Requirement	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Leverage ratio	<= 60%	38%	37%	36%	38%	46%	44%
Unencumbered leverage ratio	<= 60%	42%	41%	39%	43%	52%	49%
Secured leverage ratio	<= 30%	2%	2%	2%	2%	3%	3%
Fixed charge coverage ratio	>= 1.75	5.91	6.08	5.39	5.67	5.48	5.71
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Leverage ratio	<= 60%	42%	41%	42%	42%	46%	44%
Unencumbered leverage ratio	<= 60%	47%	45%	46%	46%	52%	49%
Secured leverage ratio	<= 30%	3%	3%	3%	2%	3%	3%
Fixed charge coverage ratio	>= 2.00	5.07	5.59	4.92	5.35	4.52	4.73
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Leverage ratio	<= 60%	38%	37%	36%	40%	38%	38%
Secured leverage ratio	<= 40%	3%	3%	3%	2%	2%	3%
Debt service ratio	>= 1.50	4.87	5.72	5.64	6.93	7.08	5.93
Unencumbered asset ratio	>= 150%	267%	275%	283%	258%	267%	270%

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Stable	Stable	Stable

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

A DISCIPLINED APPROACH TO VALUE CREATION

- STEADY REVENUE AND CASH FLOW GROWTH
- STRONG RELATIVE LONG-TERM PERFORMANCE
- STRONG DIVIDEND AND HEALTHY PAYOUT RATIO

ADJUSTED NOI: (0.8)% CAGR

(DOLLARS IN MILLIONS)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$271.5
$290.5
$302.8
$272.6
$263.3
2018
2019
2020
2021
2022

ADJUSTED EBITDA: (2.6)% CAGR

(DOLLARS IN MILLIONS)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$279.8
$298.4
$307.4
$266.6
$251.8
2018
2019
2020
2021
2022

NORMALIZED FAD: (1.6)% CAGR

(DOLLARS IN MILLIONS)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$214.4
$226.5
$239.7
$209.5
$201.0
2018
2019
2020
2021
2022

NFFO PER SHARE: (5.8)% CAGR


$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.0
$5.46
$5.50
$5.60
$4.60
$4.30
2018
2019
2020
2021
2022

PERFORMANCE

NORMALIZED FFO / SHARE (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
2-Year
3-Year
4-Year
5-Year
6-Year
(6.6)% (–)%
(3.9)% (3.4)%
(2.8)% (3.9)%
(1.6)% (3.7)%
(–)% (4.0)%

Peer Average Source: Wells Fargo Securities; based on mid-point of 2019 guidance and reported normalized FFO

DIVIDENDS / SHARE (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
2-Year
3-Year
4-Year
5-Year
6-Year
(5.0)% (8.0)%
(2.6)% (6.1)%
(1.1)% (4.7)%
(–)% (4.4)%
0.8% (3.7)%

Peer Average Source: Wells Fargo Securities; based on mid-point of 2019 guidance and reported normalized FFO

TOTAL RETURN NHI MSCI US REIT Index S&P 500 TR


400%
350%
300%
250%
200%
150%
100%
50%
0%
(21.0)% (0.2)% 24.8%
5.2% 19.9% 56.9%
29.8% 36.8% 114.0%
61.8% 87.3% 226.5%
3 Year
5 Year
7 Year
10 Year

FAD PAYOUT RATIO


100%
80%
60%
40%
20%
0%
78.6%
81.2%
82.4%
83.2%
79.4%
2018
2019
2020
2021
2022

GENERAL & ADMINISTRATIVE AS % OF GROSS ASSETS

G&A EXPENSE G&A EXPENSE EXCL.STOCK COMPENSATION


0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.0%
0.39% 0.31%
0.38% 0.27%
0.36% 0.28%
0.54% 0.29%
0.73% 0.45%
2018
2019
2020
2021
2022

RETURN ON INVESTED CAPITAL


12%
10%
8%
6%
4%
2%
0%
8.7%
8.4%
8.0%
7.3%
7.7%
2018
2019
2020
2021
2022

BALANCE SHEETS

(DOLLARS IN THOUSANDS)

		December 31, 2022		December 31, 2021
Assets				
Real estate properties				
Land	$	177,527	$	186,658
Buildings and improvements		2,549,019		2,707,422
Construction in progress		3,352		468
		2,729,898		2,894,548
Less accumulated depreciation		(611,688)		(576,668)
Real estate properties, net		2,118,210		2,317,880
Mortgage and other notes receivable, net		233,141		299,952
Cash and cash equivalents		19,291		37,412
Straight-line rent receivable		76,895		96,198
Assets held for sale, net		43,302		66,398
Other assets		16,585		21,036
Total Assets	$	2,507,424	$	2,838,876
Liabilities and Stockholders' Equity				
Debt	$	1,147,511	$	1,242,883
Accounts payable and accrued expenses		25,905		23,181
Dividends payable		39,050		41,266
Lease deposit liabilities		—		8,838
Deferred income		5,052		5,725
Total Liabilities		1,217,518		1,321,893
Commitments and Contingencies		—		—
Redeemable noncontrolling interest		9,825		—
National Health Investors Stockholders' Equity:				
Common stock, $0.01 par value; 100,000,000 shares authorized;				
43,388,742 and 45,850,599 shares issued and outstanding, respectively		434		459
Capital in excess of par value		1,599,427		1,591,182
Cumulative dividends in excess of net income		(329,636)		(84,558)
Accumulated other comprehensive loss		—		—
Total National Health Investors Stockholders' Equity		1,270,225		1,507,083
Noncontrolling interests		9,856		9,900
Total Equity		1,280,081		1,516,983
Total Liabilities and Stockholders' Equity	$	2,507,424	$	2,838,876

STATEMENTS OF INCOME

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

Quarter Ended December 31,		2022		2021
Revenues		(unaudited)		(unaudited)
Rental income	$	53,764	$	60,907
Resident fees and revenues		11,791		—
Interest income and other		5,114		8,761
	$	70,669	$	69,668
Expenses				
Depreciation		17,303		19,299
Interest		12,445		12,282
Senior Housing operating expenses		9,842		—
Legal		300		701
Franchise, excise and other taxes		150		79
General and administrative		4,875		3,202
Taxes and insurance on leased properties		2,236		4,119
Loan and realty losses (gains)		21,960		28,441
		69,111		68,123
Gains on sale of real estate, net		—		6,072
Loss on early retirement of debt		—		(1,462)
Other income		—		350
Income before income taxes		1,558		6,505
Less: net (income) loss attributable to noncontrolling interests		303		(28)
Net income attributable to common stockholders	$	1,861	$	6,477
Weighted average common shares outstanding:				
Basic		43,388,742		45,850,599
Diluted		43,392,787		45,850,718
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.04	$	0.14
Net income attributable to common stockholders - diluted	$	0.04	$	0.14

FFO & FAD RECONCILIATION

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

Quarter Ended December 31,		2022		2021
		(unaudited)		(unaudited)
Net income attributable to common stockholders	$	1,861	$	6,477
Elimination of certain non-cash items in net income:				
Real estate depreciation		17,223		19,299
Real estate depreciation related to noncontrolling interests		(395)		(210)
Gains on sales of real estate, net		—		(6,072)
Impairments of real estate		13,284		29,355
NAREIT FFO attributable to common stockholders		31,973		48,849
Litigation settlement		—		(350)
Lease termination fee		—		(2,464)
Portfolio transition costs, net of controlling interest		97		—
Loss on early retirement of debt		—		1,462
Non-cash write-offs of straight-line receivable and lease incentives		7,950		1,144
Non-cash rental income		(3,000)		—
Normalized FFO attributable to common stockholders		37,020		48,641
Straight-line lease revenue, net		(2,628)		(3,558)
Straight-line lease revenue, net, related to noncontrolling interests		32		25
Straight-line lease expense related to equity method investment		(4)		(9)
Non-real estate depreciation		80		—
Non-real estate depreciation related to noncontrolling interest		(6)		—
Amortization of lease incentives		78		252
Amortization of original issue discount		80		80
Amortization of debt issuance costs		535		554
Amortization related to equity method investment		(275)		(216)
Note receivable credit loss expense		8,676		(185)
Non-cash share-based compensation		1,037		989
Equity method investment capital expenditures		(105)		(105)
Senior housing portfolio recurring capital expenditures		(130)		—
Equity method investment non-refundable fees received		322		(557)
Normalized FAD attributable to common stockholders	$	44,712	$	45,911
BASIC				
Weighted average common shares outstanding		43,388,742		45,850,599
NAREIT FFO attributable to common stockholders per share	$	0.74	$	1.07
Normalized FFO attributable to common stockholders per share	$	0.85	$	1.06
DILUTED				
Weighted average common shares outstanding		43,392,787		45,850,718
NAREIT FFO attributable to common stockholders per share	$	0.74	$	1.07
Normalized FFO attributable to common stockholders per share	$	0.85	$	1.06
PAYOUT RATIOS				
Regular dividends per common share	$	0.90	$	0.90
Normalized FFO payout ratio per diluted common share		105.9%		84.9%
Dividends declared	$	39,050	$	41,266
Normalized FFO payout ratio		105.5%		84.8%
Normalized FAD payout ratio		87.3%		89.9%

ADJUSTED EBITDA RECONCILIATION

(DOLLARS IN THOUSANDS)

Quarter Ended December 31,		2022		2021
ADJUSTED EBITDA RECONCILIATION				
Net income	$	1,558	$	6,505
Interest expense		12,445		12,282
Franchise, excise, and other taxes		150		79
Depreciation		17,303		19,299
NHI's share of EBITDA adjustments for unconsolidated entities		917		678
Gains on sales of real estate, net		—		(6,072)
Impairment of real estate		13,284		29,355
Loss on note retirement		—		1,462
Non-cash write-off of straight-line rent receivable		7,950		1,144
Non-cash rental income		(3,000)		—
Litigation Settlement		—		(350)
Lease termination fee		—		(2,464)
Note receivable credit loss expense		8,676		(185)
Adjusted EBITDA	$	59,283	$	61,733
Interest expense at contractual rates		11,847	$	9,811
Interest rate swap payments, net		—		1,857
Principal payments		389		187
Fixed Charges	$	12,236	$	11,855
Fixed Charge Coverage		4.8x		5.2x

NET DEBT TO ADJUSTED EBITDA		
Consolidated Total Debt	$	1,147,511
Less cash and cash equivalents		(19,291)
Consolidated Net Debt	$	1,128,220
Adjusted EBITDA	$	59,283
Annualizing Adjustment		177,849
Annualized impact of recent investments, disposals and payoffs		2,116
	$	239,248
Consolidated Net Debt to Adjusted EBITDA		4.7x

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q4 2022		Q4 2021
NOI SEGMENT RECONCILIATION				
Triple-net leased rental income				
Senior Housing	$	25,998	$	33,438
Skilled Nursing		20,447		20,552
Hospital		1,022		1,022
Held for Sale and Disposal Revenue		4,061		1,776
Triple-net leased NOI	$	51,528	$	56,788
SHOP Resident Fees		11,791		—
SHOP operating expenses		(9,842)		—
SHOP NOI		1,949		—
Interest income and other		5,114		8,761
NOI	$	58,591	$	65,549
NOI TO ADJUSTED NOI RECONCILIATION				
Straight-line revenue		(2,628)		(3,558)
Non-cash write-off of stright-line rent receivable		7,950		1,144
Non-Segment/Corporate		(92)		(2,572)
Amortization of lease incentives		78		252
Amortization of commitment fees and discounts		(80)		(97)
Adjusted NOI	$	63,819	$	60,718

(DOLLARS IN THOUSANDS)

		Q4 2022		Q4 2021
ADJUSTED NOI RECONCILIATION				
Net income	$	1,558	$	6,505
Other income		—		(350)
Gains on sales of real estate		—		(6,072)
Loss on early retirement of debt		—		1,462
Loan and realty losses		21,960		28,441
General and administrative		4,875		3,202
Franchise, excise and other taxes		150		79
Legal		300		701
Interest		12,445		12,282
Depreciation		17,303		19,299
Consolidated NOI	$	58,591	$	65,549
Non-cash write-off of straight-line rent receivable		7,950		1,144
Straight-line revenue		(2,628)		(3,558)
Amortization lease incentives		78		252
Amortization of commitment fees and discounts		(80)		(97)
Non-segment/Corporate		(92)		(2,572)
Adjusted NOI	$	63,819	$	60,718

DISPOSITIONS

Operator		Units	Properties	Net Proceeds	Annualized Cash Rent	Property Cash NOI	Implied Cash Rent Yield[1]	Property Cash NOI Yield[2]	EBITDARM Coverage
SENIOR HOUSING COMPLETED DISPOSITIONS									
Q2 2021	Bickford Senior Living[3]	247	6	$ 39,924					
Q3 2021	Holiday Retirement	1,030	9	119,799					
Q3 2021	Senior Living Management	131	1	12,847					
Q4 2021	Brookdale Senior Living	76	1	11,880					
Q4 2021	Senior Living Management	98	1	7,275					
Q4 2021	Genesis Healthcare	180	1	3,723					
Q1 2022	Vitality Senior Living	135	1	8,302					
Q2 2022	Holiday Retirement	83	1	2,990					
Q2 2022	Chancellor Health Care	74	2	7,305					
Q2 2022	Bickford Senior Living	67	1	3,857					
Q2 2022	Comfort Care Senior Living	237	4	40,000					
Q2 2022	Bickford Senior Living	171	2	22,102					
Q3 2022	Discovery Senior Living	238	2	16,379					
	Total Senior Housing	2,767	32	$ 296,382	$ 28,202	$ 8,003	9.5%	2.7%	0.47x
HOSPITAL & MOB COMPLETED DISPOSITIONS									
Q2 2021	North Okaloosa	110	1	$ 3,887					
Q3 2021	Trustpoint Hospital	217	1	31,215					
Q3 2021	Kentucky River	55	1	8,314					
Q1 2021	HCA	24	1	4,868					
Q2 2022	Helix Healthcare	24	1	19,500					
Q3 2022	National Healthcare Corporation	780	7	43,686					
	Total Hospital & MOB	1,210	12	$ 111,470	$ 13,199	NA	11.8%	NA	2.90x
	Total Completed Dispositions	3,977	44	$ 407,852	$ 41,401	NA	10.2%	NA	1.06x

[1] Based on annualized three month results through the most recent quarter in which the property was sold.
[2] Excludes $13.0 million second mortgage provided by NHI.

DEFERRALS & ABATEMENTS[1,2]

DEFERRALS	2020	2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022[3]	2022	CUMULATIVE
Bickford	$ 3,750	$ 18,250	$ 4,000	$ —	$ —	$ (3,000)	$ 1,000	23,000
All Others	1,232	6,087	3,470	3,894	1,354	(774)	7,944	15,263
Total	$ 4,982	$ 24,337	$ 7,470	$ 3,894	$ 1,354	$ (3,774)	$ 8,944	38,263

ABATEMENTS	2020	2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022[3]	2022	CUMULATIVE
Bickford	$ 2,100	$ —	$ 1,463	$ —	$ —	$ —	$ 1,463	3,563
All Others	50	758	1,008	772	772	542	3,094	3,903
Total	$ 2,150	$ 758	$ 2,471	$ 772	$ 772	$ 542	$ 4,557	7,466

REPAYMENTS	2020	2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022[3]	2022	CUMULATIVE
Bickford	$ —	$ —	$ —	$ —	$ —	$ 183	$ 183	183
All Others	—	87	89	113	86	258	546	633
Total	$ —	$ 87	$ 89	$ 113	$ 86	$ 422	$ 729	816

[1] Includes all rent concessions accounted for as variable lease payments and as lease modifications.
[2] Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.
[3] Bickford deferral balance reflects a $3.0 million reduction in lieu of cash payment as part of the consideration for the acquisition of a property in Virginia Beach, VA. The deferral balance for All Others reflects a $1.5 reduction in lieu of increased cash credit collateral for an operator.

GLOSSARY

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

Facility Types
SHO - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges
The term Fixed Charges refers to interest expense and debt principal.

NET OPERATING INCOME
Net operating income ("NOI") is a U.S. non-GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY
Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

PEER AVERAGE
The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc. **LTC Properties, Inc.** **Sabra Health Care REIT, Inc.**
Welltower, Inc. **Healthpeak Properties**

RevPOR
RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.

RETURN ON INVESTED CAPITAL (ROIC)
ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

Stabilized Lease
A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return
The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY
The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

NATIONAL HEALTH INVESTORS

National Health Investors

Q4 2022 Supplemental